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                                                                      EXHIBIT 16

November 7, 1997


Securities & Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Dear Sirs:

We have read and agree with the comments in Item 4 of the Form 8-K/A of American Craft Brewing International Limited (Commission File Number 1-12119) dated October 22, 1997.


Very truly yours,

ARTHUR ANDERSEN LLP